SUPPLEMENT TO

STATEMENT OF ADDITIONAL INFORMATION

TCW FUNDS, INC.

February 27, 2009

This section titled “Directors and Officers” at page A-29 is amended as follows:

Mr. Charles W. Baldiswieler is added as a Director of the Fund.

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director

Charles W. Baldiswieler (51) c/o Trust Company of the West 865 South Figueroa Street Los Angeles, CA 90017	Mr. Baldiswieler has served as a director of the TCW Funds, Inc. since March 2009	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West	TCW Strategic Income Fund, Inc. (closed-end fund)

The following table sets forth the equity ownership of Mr. Baldiswieler in each Fund as of June 30, 2009.

The code for the dollar range of equity securities owned by Mr. Baldiswieler is: (a) $1 - $10,000; (b) $10,001 - $50,000; (c) $50,001 - $100,000; and (d) over $100,000.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Charles W. Baldiswieler	TCW Core Fixed Income Fund (d) TCW Money Market Fund (d) TCW Total Return Bond Fund (d)	(d)

July 7, 2009